                               July 18, 1994

Mr. Lawrence L. Watts
17513 West Muirfield
Baton Rouge, LA  70810

Dear Larry:

     We are pleased to advise you that at a recent meeting of the Compensation Committee of the Board of Directors, such Committee consisting of identical members for Kaiser Aluminum Corporation ("KAC") and Kaiser Aluminum & Chemical Corporation ("KACC") (collectively, the "Company"), you were selected for a grant of restricted stock under the Kaiser 1993 Omnibus Stock Incentive Plan (the "Plan").

     Attached hereto as Exhibit A is a copy of Section 10 of the Plan which sets forth the provisions of the restricted stock granted to you. In addition, you may refer to the summary description you received in August 1993 when you were granted stock options under the Plan. Finally, you may receive a copy of the entire controlling Plan upon request from Byron Wade, at the address set forth below or by calling (713) 267-3670.

     The Company has granted to you on May 24, 1994, on the terms and conditions set forth in the Plan, 51,282 shares of KAC common stock (restricted), $0.01 par value, at a price of $9.75 per share, the closing price on the New York Stock Exchange on May 24, 1994, the date of the Compensation Committee meeting. Such shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for a four year period from the date of grant; provided that such restrictions will expire or be removed as to 25% of such shares each year for the next four
(4) years, measured from the date of grant. In other words, 25% of such shares shall be released from such restrictions on May 24, 1995.

     Even though the shares released at such times will be free from such restrictions, the shares might very well be considered "control stock", and as such, any sales must be done so in accordance with Rule 144 under the Securities Act of 1933, as amended. In addition you should advise the legal department (John Niemand in Pleasanton or Bernie Birkel in Houston, or in their absence, Byron Wade) before engaging in any transactions related to these shares. This is necessary in order to assure compliance with various securities laws and to prevent any potential personal liability for Section 16 "short swing" profits. Also, let me remind you of (a) the general prohibition on trading in company securities while in possession of "inside information", and (b) the need to comply with the company's policies on insider information and securities trading as set forth in its Code of Business Conduct.

     The Compensation Committee has sole discretion to determine which employees receive awards under the Plan and to establish the terms of each award (subject to the provisions of the Plan). The award of restricted stock should be considered as an independent action and is not to be construed as repeatable or ongoing. The Compensation Committee also has authority to construe, interpret and implement the Plan, to make rules and otherwise administer the Plan, and its determination on any matter relating to the Plan is conclusive. The Boards may terminate, suspend or revise, the Plan at any time, subject to stockholder approval for certain types of amendments. However, no amendment or other action by the Boards, including termination of the Plan, may adversely affect any outstanding award without consent of the recipient (or, if applicable, the recipient's heirs or estate).

     Please indicate your acceptance of the agreement by signing below and returning such signed copy to Byron Wade, 5847 San
Felipe, Suite 2600, P.O. Box 572887, Houston, TX  77257-2887.

                                   Sincerely,



                                   George T. Haymaker, Jr.
                                   Chairman of the Board and
                                   Chief Executive Officer


I acknowledge and accept this award under the terms specified in this letter and the Plan..



                              _____________________________
                              Lawrence L. Watts


                              _____________________________
                              Date








                                Page 2 of 2

                                 Exhibit A

                       Section 10.  Restricted Stock
                  ------------------------------

     10.1 Grant of Restricted Stock.  Subject to the provisions
          -------------------------
of Sections 3, 4, and 5 the Committee, at any time and from time to time, may Grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine.
Each Grant of Restricted Stock shall be in writing.
     10.2 Transferability.  Except as provided in Sections 10.7
          ---------------
and 10.8 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock Grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Grant.
     10.3 Other Restrictions.  The Committee may impose such
          ------------------
other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities law, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.
     10.4 Voting Rights.  Participants holding shares of

          -------------
Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.
     10.5 Dividends and Other Distributions.  During the Period
          ---------------------------------
of Restriction, Participants holding shares of Restricted Stock granted hereunder shall not be entitled to receive any dividends and other distributions paid with respect to those shares while they are so held. Any such dividends or distributions which become payable during the Period of Restriction shall be paid to KAC.
     10.6 Termination of Employment Due to Retirement, Death or
          -----------------------------------------------------
Disability; Early Retirement.  In the event that a Participant
- - ----------------------------
retires after attaining normal retirement age under the Company's pension plan, or dies or becomes disabled while holding Restricted Stock granted under this Plan, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 10.2 hereof shall terminate automatically with respect to that number of shares

(rounded to the nearest whole number) equal to the number of shares of Restricted Stock granted to such Participant multiplied by the number of full months which have elapsed since the date of Grant divided by the maximum number of full months of the Period of Restriction. Except to the extent otherwise determined by the Committee pursuant to Section 4.1, all remaining shares shall be forfeited and returned to the Company. In the event that a Participant terminates his/her employment with the Company because of Early Retirement, all shares of Restricted Stock shall continue to be subject to their respective restrictions in accordance with the terms thereof.
     10.7 Termination of Employment for Reasons Other Than Death,
          -------------------------------------------------------
Disability, or Retirement.  In the event that a Participant
- - -------------------------
terminates his/her employment with the Company for any reason other than those set forth in Section 10.6 hereof during the Period of Restriction, then except to the extent otherwise determined by the Committee pursuant to Section 4.1, any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company.
     10.8 Nontransferability of Restricted Stock.  No shares of
          --------------------------------------
Restricted Stock granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution until the termination of the applicable Period of Restriction. All rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during his/her lifetime only by such Participant.

                               July 18, 1994

Mr. Lawrence L. Watts
17513 West Muirfield
Baton Rouge, LA  70810

Dear Larry:

     We are pleased to advise you that at a recent meeting of the Compensation Committee of the Board of Directors, such Committee consisting of identical members for Kaiser Aluminum Corporation ("KAC") and Kaiser Aluminum & Chemical Corporation ("KACC") (collectively, the "Company"), you were selected for a grant of restricted stock under the Kaiser 1993 Omnibus Stock Incentive Plan (the "Plan").

     Attached hereto as Exhibit A is a copy of Section 10 of the Plan which sets forth the provisions of the restricted stock granted to you. In addition, you may refer to the summary description you received in August 1993 when you were granted stock options under the Plan. Finally, you may receive a copy of the entire controlling Plan upon request from Byron Wade, at the address set forth below or by calling (713) 267-3670.

     The Company has granted to you on May 24, 1994, on the terms and conditions set forth in the Plan, 51,282 shares of KAC common stock (restricted), $0.01 par value, at a price of $9.75 per share, the closing price on the New York Stock Exchange on May 24, 1994, the date of the Compensation Committee meeting. Such shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for a four year period from the date of grant; provided that such restrictions will expire or be removed as to 25% of such shares each year for the next four
(4) years, measured from the date of grant. In other words, 25% of such shares shall be released from such restrictions on May 24, 1995.

     Even though the shares released at such times will be free from such restrictions, the shares might very well be considered "control stock", and as such, any sales must be done so in accordance with Rule 144 under the Securities Act of 1933, as amended. In addition you should advise the legal department (John Niemand in Pleasanton or Bernie Birkel in Houston, or in their absence, Byron Wade) before engaging in any transactions related to these shares. This is necessary in order to assure compliance with various securities laws and to prevent any potential personal liability for Section 16 "short swing" profits. Also, let me remind you of (a) the general prohibition on trading in company securities while in possession of "inside information", and (b) the need to comply with the company's policies on insider information and securities trading as set forth in its Code of Business Conduct.

     The Compensation Committee has sole discretion to determine which employees receive awards under the Plan and to establish the terms of each award (subject to the provisions of the Plan). The award of restricted stock should be considered as an independent action and is not to be construed as repeatable or ongoing. The Compensation Committee also has authority to construe, interpret and implement the Plan, to make rules and otherwise administer the Plan, and its determination on any matter relating to the Plan is conclusive. The Boards may terminate, suspend or revise, the Plan at any time, subject to stockholder approval for certain types of amendments. However, no amendment or other action by the Boards, including termination of the Plan, may adversely affect any outstanding award without consent of the recipient (or, if applicable, the recipient's heirs or estate).

     Please indicate your acceptance of the agreement by signing below and returning such signed copy to Byron Wade, 5847 San
Felipe, Suite 2600, P.O. Box 572887, Houston, TX  77257-2887.

                                   Sincerely,



                                   George T. Haymaker, Jr.
                                   Chairman of the Board and
                                   Chief Executive Officer


I acknowledge and accept this award under the terms specified in this letter and the Plan..



                              _____________________________
                              Lawrence L. Watts


                              _____________________________
                              Date








                                Page 2 of 2

                                 Exhibit A

                       Section 10.  Restricted Stock
                  ------------------------------

     10.1 Grant of Restricted Stock.  Subject to the provisions
          -------------------------
of Sections 3, 4, and 5 the Committee, at any time and from time to time, may Grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine.
Each Grant of Restricted Stock shall be in writing.
     10.2 Transferability.  Except as provided in Sections 10.7
          ---------------
and 10.8 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock Grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Grant.
     10.3 Other Restrictions.  The Committee may impose such
          ------------------
other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities law, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.
     10.4 Voting Rights.  Participants holding shares of

          -------------
Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.
     10.5 Dividends and Other Distributions.  During the Period
          ---------------------------------
of Restriction, Participants holding shares of Restricted Stock granted hereunder shall not be entitled to receive any dividends and other distributions paid with respect to those shares while they are so held. Any such dividends or distributions which become payable during the Period of Restriction shall be paid to KAC.
     10.6 Termination of Employment Due to Retirement, Death or
          -----------------------------------------------------
Disability; Early Retirement.  In the event that a Participant
- - ----------------------------
retires after attaining normal retirement age under the Company's pension plan, or dies or becomes disabled while holding Restricted Stock granted under this Plan, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 10.2 hereof shall terminate automatically with respect to that number of shares

(rounded to the nearest whole number) equal to the number of shares of Restricted Stock granted to such Participant multiplied by the number of full months which have elapsed since the date of Grant divided by the maximum number of full months of the Period of Restriction. Except to the extent otherwise determined by the Committee pursuant to Section 4.1, all remaining shares shall be forfeited and returned to the Company. In the event that a Participant terminates his/her employment with the Company because of Early Retirement, all shares of Restricted Stock shall continue to be subject to their respective restrictions in accordance with the terms thereof.
     10.7 Termination of Employment for Reasons Other Than Death,
          -------------------------------------------------------
Disability, or Retirement.  In the event that a Participant
- - -------------------------
terminates his/her employment with the Company for any reason other than those set forth in Section 10.6 hereof during the Period of Restriction, then except to the extent otherwise determined by the Committee pursuant to Section 4.1, any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company.
     10.8 Nontransferability of Restricted Stock.  No shares of
          --------------------------------------
Restricted Stock granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution until the termination of the applicable Period of Restriction. All rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during his/her lifetime only by such Participant.